Income Tax Disclosure: Schedule of Effective Income Tax Rate Reconciliation (Details) - USD ($)	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
Details
Net Income (loss)	$ 10,046	$ (86,161)
Statutory tax rate	27.00%	27.00%
Expected tax recovery	$ 3,000	$ (23,000)
Permanent differences and other	(10,000)	(50,391)
Effect of foreign exchange rate	(8,000)	(15,000)
Effect of change in tax rate	0	0
Change in valuation allowance	15,000	88,391
Provision for income taxes	$ 0	$ 0